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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                           ---------------------------


                                    FORM 8-K
                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): OCTOBER 22, 1999



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                            HORIZON PHARMACIES, INC.
             (Exact name of Registrant as specified in its charter)



          DELAWARE                   000-22403                 75-2441557
       (State or other         (Commission File Number)     (I.R.S. Employer
jurisdiction of incorporation)                            Identification Number)

     531 W. MAIN STREET
         SUITE 100                                                75020
      DENISON, TEXAS                                            (Zip code)
   (Address of principal
    executive offices)

       Registrant's telephone number, including area code: (903) 465-2397

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)

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ITEM 2.  ACQUISITION OF ASSETS

         On October 22, 1999, HORIZON Pharmacies, Inc., a Delaware corporation ("HORIZON"), acquired all of the outstanding stock of Jones Low Priced Drugs, Inc. (the "Company"), an independent chain of two retail pharmacies with combination home medical equipment operations located in Spokane and Deer Park, Washington, from Ricker H. Jones and Linda K. Garrelts. The consideration for the acquisition, which was determined through arms-length negotiations between the parties, consisted of: (i) $1,650,000 cash and (ii) two promissory notes in the amount of $850,000 and bearing interest at a rate of 8.5% per year, issued to each of the prior owners of the Company. The source of the cash portion of the consideration was HORIZON's cash flow. HORIZON intends to continue the operations of the Company under the name HORIZON Pharmacies, Inc.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(a)      FINANCIAL STATEMENTS OF THE BUSINESS ACQUIRED.

         The financial statements of the acquired business will be filed by HORIZON as an amendment to this Form 8-K as soon as practicable, but in any event, not later than sixty days after the date hereof.

(b)      PRO FORMA FINANCIAL INFORMATION.

         The pro forma financial information relative to the acquired business will be filed by HORIZON as amendment to this Form 8-K as soon as practicable, but, in any event, not later than sixty days after the date hereof.

(c)      EXHIBITS.

         2.1       --       Purchase Agreement, dated October 21, 1999, by and
                            among HORIZON Pharmacies, Inc., Ricker H. Jones,
                            Linda K. Garrelts and Jones Low Priced Drugs, Inc.


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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                            HORIZON PHARMACIES, INC.



                                            By:   /s/  John N. Stogner
                                               ---------------------------------
                                                       John N. Stogner
                                                       Chief Financial Officer



Date: October 29, 1999


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                                  EXHIBIT INDEX

       EXHIBIT
       NUMBER                                   EXHIBIT TITLE
       -------                                  -------------
       2.1        --        Purchase Agreement, dated October 21, 1999, by and
                            among HORIZON Pharmacies, Inc., Ricker H. Jones,
                            Linda K. Garrelts and Jones Low Priced Drugs, Inc.